UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	December 19, 2007
Xenonics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50775	84-1433854

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2236 Rutherford Road, Suite 123, Carlsbad, California		92008

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(760) 448-9700
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On December 11, 2007, Xenonics Holdings, Inc. issued a press release setting forth its anticipated results of operations for the year ended September 30, 2007 and the quarter ending December 31, 2007. On December 19, 2007 Xenonics Holdings issued a more detailed press release with no material changes in the numbers previously reported. A copy of the December 19, 2007 press release is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of Xenonics Holdings, Inc. under the Securities Act of 1933 or the Exchange Act except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     Exhibit 99.1 - Xenonics Holdings, Inc. Press Release dated December 19, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenonics Holdings, Inc.

December 19, 2007	By:	/s/ Richard S. Kay
Name: Richard S. Kay
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Xenonics Holdings, Inc. Press Release dated December 19, 2007